UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 4, 2004


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-28538                   13-5630895
 -------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                      80202
 (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (303) 296-5600
                                                          ----------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 7.01       Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in the speech with an accompanying visual presentation delivered by Registrant's Chairman, President and Chief Executive Officer to the 2004 Annual International Titanium Association ("ITA") meeting, copies of which are attached hereto as Exhibits
99.1 and 99.2 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



  Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

             Item No.          Exhibit Index

             99.1 Speech of Registrant's Chairman, President and Chief Executive Officer delivered October 4, 2004.

             99.2 Visual presentation of Registrant's Chairman, President and Chief Executive Officer delivered October 4, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TITANIUM METALS CORPORATION
                                      (Registrant)

                                      /s/ Matthew O'Leary
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary



Date: October 4, 2004

                                INDEX TO EXHIBITS

Exhibit No.                Description

99.1 Speech of Registrant's Chairman, President and Chief Executive Officer delivered October 4, 2004.

99.2 Visual presentation of Registrant's Chairman, President and Chief Executive Officer delivered October 4, 2004.

                                                                    EXHIBIT 99.1
SLIDE 1


GOOD MORNING.

I AM PLEASED TO BE HERE THIS MORNING TO ADDRESS YOU. I DO SO TODAY IN A MARKET ENVIRONMENT WHICH HAS CHANGED SIGNIFICANTLY SINCE OUR MEETING LAST YEAR IN MONTEREY. THE COMMERCIAL AEROSPACE AND INDUSTRIAL MARKETS FOR TITANIUM ARE BOTH STRONGER THAN MOST OF US ANTICIPATED IN MONTEREY. TODAY I WANT TO EXPLORE WHY THESE MARKETS IMPROVED SOONER THAN EXPECTED AND WHAT THAT MEANS FOR THE FUTURE.

SLIDE 2


FOR THOSE OF YOU FAMILIAR WITH REGULATED PUBLIC COMPANIES IN THE UNITED STATES, YOU KNOW THAT WE QUALIFY ALL OF OUR PROJECTIONS OR FORWARD LOOKING STATEMENTS WITH A NUMBER OF FACTORS, WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD LOOKING STATEMENTS. RATHER THAN LIST THEM ALL TODAY, I WOULD REFER YOU TO TIMET'S PUBLIC SEC FILINGS, WHICH GO INTO CONSIDERABLE DETAIL.

FOR THOSE OF YOU NOT FAMILIAR WITH U.S. SECURITIES LAWS AND REGULATIONS YOU MIGHT THINK IT UNNECESSARY TO QUALIFY PROJECTIONS BECAUSE YOU ALREADY KNOW THEY ARE RARELY PRECISE. NEVERTHELESS, WE HAVE TO LIVE WITH THE SYSTEM WE HAVE.

SLIDE 3


I PLAN TO FOCUS MY SPEECH ON WHAT HAS HAPPENED SINCE THE MONTEREY, CALIFORNIA MEETING A YEAR AGO. FIRST I WILL LOOK AT GLOBAL ECONOMIC TRENDS. SECOND, I WILL REVIEW TRENDS AFFECTING THE COMMERCIAL AEROSPACE MARKET. AND FINALLY, TRENDS IMPACTING INDUSTRIAL AND CONSUMER MARKETS. INCLUDED IN THE LATTER TWO ITEMS WILL BE OUR PROJECTIONS OF FUTURE TITANIUM CONSUMPTION.

SLIDE 4


AT THE MEETING IN MONTEREY LAST OCTOBER WE WERE LOOKING BACK AT AN ANEMIC OVERALL U.S. ECONOMY. WE SAW A VIRTUAL NO-GROWTH ECONOMY FOR 2001, ONLY 1.9% GROWTH IN 2002, AND THE REPORTED NUMBERS FOR THE FIRST HALF OF 2003 SHOWED GROWTH AT ONLY 1.1% AS COMPARED TO THE SECOND HALF OF 2002. THE SECOND QUARTER 2003 GDP GROWTH WAS ENCOURAGING BUT WAS AN OUTLIER WHEN LOOKING BACK 2 1/2 YEARS.

SLIDE 5

IN EUROPE AND JAPAN WE SAW A SIMILAR TREND, WITH LIMITED GROWTH. BOTH EUROPE'S AND JAPAN'S GROWTH ACTUALLY SLOWED FROM 1.6% IN 2001 TO 0.8% IN 2002 FOR EUROPE AND 0.4% IN 2001 AND -0.3% IN 2002 FOR JAPAN. AND THE FIRST HALF OF 2003 SHOWED LITTLE IMPROVEMENT. ASIAN ECONOMIES WERE STRONGER BUT WERE ALSO SUFFERING FROM 9/11 AND SARS.


SLIDE 6


THIS SLIDE SHOWS WHAT WE HAVE LEARNED ABOUT THE ECONOMY SINCE MONTEREY. AS SHOWN BY THE BARS ON THE RIGHT IN GOLD, IN THE FOUR QUARTERS FOLLOWING OUR LAST MEETING, U.S. GDP GREW AT A RATE OF 4.4%, A SIGNIFICANT IMPROVEMENT OVER THE EARLIER 2 1/2 YEAR PERIOD.

SLIDE 7


AS YOU CAN SEE FROM THE BLACK STRIPED BARS ON THE RIGHT, THE EUROPEAN ECONOMY HAS SHOWN MODERATE IMPROVEMENT SINCE MID 2003, AND THE JAPANESE ECONOMY HAS IMPROVED MARKEDLY - IF NOT ROBUSTLY IN THAT SAME PERIOD, AS CAN BE SEEN BY THE RED STRIPED BARS.

THIS STRONG OVERALL IMPROVEMENT IN GLOBAL ECONOMIES PROVIDES A BACK DROP FOR EXAMINING THE COMMERCIAL AEROSPACE AND INDUSTRIAL/CONSUMER SECTORS OF THE TITANIUM INDUSTRY.

SLIDE 8


LET'S LOOK AT COMMERCIAL AEROSPACE FIRST.

IN MONTEREY, THE OUTLOOK FOR THE WORLD'S AIRLINES, PARTICULARLY THE MAJOR U.S. AIRLINES, WAS SHOWING FEW SIGNS OF IMPROVING. WORLDWIDE AIRLINE TRAFFIC, MEASURED IN REVENUE PASSENGER MILES (RPM'S), WAS NOT VERY ENCOURAGING. THROUGHOUT MOST OF THE WORLD, RPM'S REMAINED BELOW THE PRE SEPTEMBER 11, 2001 LEVELS AND U.S. MAJOR AIRLINES HAD INCURRED MASSIVE LOSSES IN 2002 AND 2003. THEY WERE STARING AT NEARLY $3 BILLION IN ANTICIPATED LOSSES FOR 2004. ADDITIONALLY, BOEING AND AIRBUS WERE EXPECTING DELIVERIES IN 2004 TO REMAIN FLAT COMPARED TO THE 2003 LEVEL. THE AIRBUS 380 WAS IN ITS EARLY DEVELOPMENTAL PHASE AND THE 7E7 WAS STILL A CONCEPT.

AIRLINE MONITOR'S JULY 2003 DELIVERY FORECAST (SHOWN HERE IN RED), WHICH WAS THE MOST CURRENT AIRLINE MONITOR FORECAST AT THE TIME OF LAST YEAR'S MEETING, SIGNIFICANTLY AND NEGATIVELY RESTATED ITS JANUARY 2003 FORECAST (SHOWN HERE IN GREEN) BY SHOWING A DECLINING DELIVERY SCHEDULE THROUGH 2005 VERSUS ITS EARLIER PREDICTION OF A FLAT MARKET THROUGH THIS PERIOD.

SLIDE 9

NOW LET'S LOOK AT WHAT'S DIFFERENT. FIRST, U.S. AIRLINE RPM'S FINALLY SURPASSED THE PRE-SEPTEMBER 2001 LEVEL IN JULY OF THIS YEAR. WORLDWIDE RPMS

FOR JULY 2004 SUBSTANTIALLY EXCEEDED EARLIER PERIODS FOR THE LAST FOUR YEARS, OVERCOMING 9/11 AND SARS ISSUES.


SECOND, WHILE THE U.S. MAJOR AIRLINES ARE NOT EXPECTED TO BE PROFITABLE UNTIL 2005, AND WE READ EVERY DAY ABOUT THE BANKRUPTCIES OR NEAR BANKRUPTCY OF UNITED AIRLINES, U.S. AIRWAYS AND DELTA AIRLINES, IF WE LOOK AT THE NUMBERS CAREFULLY WE SEE THAT AN IMPORTANT TREND HAS EMERGED IN THE LAST 18 MONTHS. THE "LOW-COST AIRLINES" LIKE JET BLUE, RYAN AIR, FRONTIER AND AIRTRAN HAVE NOT ONLY BEEN GROWING RAPIDLY, BUT MOST HAVE BEEN PROFITABLE DURING THE LAST THREE YEARS. THESE AIRLINES IN THE U.S. AND OTHER "LOW-COST AIRLINES" IN EUROPE AND ASIA HAVE CHOSEN A STRATEGY OF BUYING NEW AIRCRAFT TO GET STARTED AND EXPANDING THEIR ROUTES RAPIDLY, WHICH FURTHER INCREASES THE NEED FOR NEW AIRCRAFT. LOW CAPITAL COSTS AND GREATER OPERATING EFFICIENCIES DRIVE THIS STRATEGY.

SLIDE 10

AS THIS CHART SHOWS, THE "LOW COST AIRLINES" GROWTH IN TRAFFIC (SHOWN IN GREEN) SUBSTANTIALLY EXCEEDS THAT OF THE MAJORS (SHOWN IN BLUE). IF SOUTHWEST (AN ESTABLISHED "LOW COST AIRLINE") IS TAKEN OUT OF THE GREEN BARS, TRAFFIC GROWTH RATES OF LOW COST AIRLINES WOULD BE EVEN GREATER.

THIRD, LOOKING AT THE MAJOR AIRFRAME MANUFACTURERS, BOEING AND AIRBUS ARE PROJECTING HIGHER AIRCRAFT DELIVERIES FOR 2004 AND 2005. THE AIRBUS 380 HAS A STRONG ORDER BOOK AND IS IN THE EARLY STAGES OF PRODUCTION. BOEING IS FULLY COMMITTED TO THE 7E7 AND HAS STRONG INITIAL ORDERS. THE BEST INDICATION OF THE SUCCESS OF THE 7E7 IS THAT AIRBUS HAS ANNOUNCED IT MAY BUILD A VERSION OF THE A330 TO COMPETE WITH THE 7E7.

SLIDE 11


FINALLY, PERHAPS THE MOST DRAMATIC CHANGE IN OUTLOOK CAME FROM AIRLINE MONITOR. THIS GRAPH SHOWS THEIR JULY 2003 PREDICTIONS IN RED (WHICH IS WHAT WE HAD IN MONTEREY), THEIR JANUARY 2004 INCREASE IN BLUE AND THEIR LATEST FORECAST, JULY 2004, IN BLACK. WHILE PART OF THIS CHANGED FORECAST IS SIMPLY KEEPING UP WITH NEAR TERM ANNOUNCEMENTS BY BOEING AND AIRBUS, IT ALSO REFLECTS A LONGER TERM VIEW THAT THE MARKET WILL CONTINUE TO GROW UNTIL 2008 AND ONLY THEN TAIL OFF SOMEWHAT THROUGH 2010.

NOW WE ALL KNOW THAT WHATEVER HAPPENS THROUGH 2010 WILL BE DIFFERENT FROM WHAT WE SEE PROJECTED HERE. HOWEVER, DIRECTIONALLY, COMMERCIAL AEROSPACE IS SHOWING STRENGTH.

SLIDE 12

HOW DOES THIS TRANSLATE INTO TITANIUM CONSUMPTION? AS WE KNOW, IT HAS A VERY DIRECT CORRELATION. HERE WE SHOW IN BLUE ACTUAL CONSUMPTION FROM '96 THROUGH 2003 AND ESTIMATED CONSUMPTION THROUGH 2008 IN GOLD.

WE ARE SUGGESTING THAT 2004 CONSUMPTION WILL BE 127% OF THE AVERAGE OF 2002 AND 2003 LEVELS AND SLIGHTLY HIGHER THAN 2000 LEVELS. 2005 CONSUMPTION IS ESTIMATED TO BE NEAR THE 2001 AND 1997 PEAKS. 2006 IS SHOWN HERE TO BE A RECORD YEAR OF CONSUMPTION, EXCEEDING THE 1997 PEAK BY 6%.

ANOTHER WAY TO LOOK AT THIS IS TO SEE THAT WHEN WE LOOK OUT TO THE NEXT PROJECTED PEAK IN 2007, INDUSTRY SHIPMENTS INTO THE COMMERCIAL AEROSPACE SECTOR MAY NEARLY DOUBLE TO 29,000 METRIC TONS FROM A LOW OF 16,000 METRIC TONS IN 2003.

SLIDE 13

THE CHANGES IN THE INDUSTRIAL MARKET SINCE OUR MEETING IN MONTEREY HAVE BEEN LESS DRAMATIC THAN COMMERCIAL AEROSPACE BUT STILL SIGNIFICANT. POWER GENERATION HAS MADE A COMEBACK PRIMARILY BECAUSE OF THE CHINESE ECONOMY. GREATER NUMBERS OF PROJECTS IN DESALINATION, THE CHEMICAL PROCESS INDUSTRY AND HEAT TRANSFER HAVE COME OFF THE DRAWING BOARDS IN THE LAST 8 - 10 MONTHS, CREATING A SIGNIFICANT UPTURN IN DEMAND FOR THE INDUSTRIAL SECTOR. WHEN WE ADD IN ESTABLISHED CONSUMER APPLICATIONS SUCH AS EYEGLASSES, JEWELRY, SPORTING GOODS SUCH AS GOLF CLUBS, AND MEDICAL APPLICATIONS SUCH AS IMPLANTS AND ARTIFICIAL JOINTS TO THE "INDUSTRIAL" CATEGORIZATION, WE HAVE A SECTOR OF THE TITANIUM INDUSTRY THAT WAS ABOUT 28,000 MT IN 2003 IN TERMS OF MILL PRODUCT SHIPMENTS.

SLIDE 14


LOOKING AHEAD, WE SEE GROWING TITANIUM INDUSTRIAL APPLICATIONS THAT WILL GIVE STEADY GROWTH TO OVER 32,000 MT BY 2008. WE EXPECT THAT THE CHANGES IN VOLUMES FOR THE INDUSTRIAL SECTOR WILL BE LESS CYCLICAL THAN THE COMMERCIAL AEROSPACE SECTOR BUT THAT BOTH SECTORS WILL SHOW GROWTH THROUGH 2008.

SLIDE 15

WHILE OTHER PRESENTERS ARE GOING TO FOCUS ON OVERALL PRODUCTION ESTIMATES FOR THE INDUSTRY, I THOUGHT I WOULD THROW OUT AN ESTIMATE FROM TIMET'S POINT OF VIEW. IN ADDITION TO THE INCREASE IN INDUSTRIAL/CONSUMER MARKETS, AS YOU WILL HEAR [HAVE HEARD] WE HAVE SEEN A STRONG INCREASE IN MILITARY AEROSPACE APPLICATIONS AND EMERGING MARKETS SUCH AS ARCHITECTURE, AUTOMOTIVE, OIL AND GAS AND THE ARMOR/ARMAMENT MARKETS.

THIS SLIDE SHOWS ESTIMATED WORLDWIDE MILL PRODUCT TITANIUM SHIPMENTS TOTALING OVER 56,000 MT IN 2004, ESSENTIALLY EQUIVALENT TO THE LEVEL OF SHIPMENTS IN 1998 AND MOVING UPWARD TOWARD THE 61,000 METRIC TONS SHIPPED IN 1997 (THE PEAK YEAR IN THE INDUSTRY). PLEASE NOTE THAT AEROSPACE HERE INCLUDES MILITARY AEROSPACE.

SLIDE 16

THIS SLIDE SHOWS SIMILAR SHIPMENT ESTIMATES BY REGION, BUT IT ALSO TAKES INTO CONSIDERATION MELTED PRODUCT SHIPMENTS. AS YOU CAN SEE, 2004 ESTIMATES PROVIDE FOR APPROXIMATELY 66,000 METRIC TONS, WHICH IS THE HIGHEST POINT SINCE BEFORE 1998.

IN CONCLUSION, THE OLD ADAGE "THE MORE THINGS CHANGE, THE MORE THINGS LOOK THE SAME" COMES TO MIND AS WE LOOK AT THESE STATISTICS. LAST YEAR WE WERE FORECASTING THAT THE COMMERCIAL AEROSPACE MARKET WOULD STABILIZE AND REMAIN AT LOW LEVELS THROUGH AT LEAST 2005. IT'S QUITE A DIFFERENT PICTURE TODAY. WE WERE PROBABLY OFF BY 12-18 MONTHS IN THE COMMERCIAL AEROSPACE MARKET. WE ALSO PROBABLY UNDERESTIMATED GROWTH IN INDUSTRIAL SECTORS (AT LEAST THOSE OF US IN
THE U.S. INDUSTRY). THE STRENGTH OF MILITARY APPLICATIONS HAS BEEN LIFTED BY INTERNATIONAL EVENTS NOT FULLY UNDERSTOOD A YEAR AGO.

AS DIFFICULT AS THE LAST FEW YEARS HAVE BEEN FOR OUR INDUSTRY, MUCH OF WHAT WE DID DURING THIS DOWNTURN, IMPROVING OUR MANUFACTURING EFFICIENCY, IMPROVING YIELDS, REDUCING COSTS GENERALLY AND CONTINUOUS INVESTMENT IN NEW EMERGING MARKETS WILL SERVE US AND OUR CUSTOMERS IN THIS IMPROVED MARKET ENVIRONMENT.

THANK YOU.

                                                                    EXHIBIT 99.2

TIMET Logo

The Titanium Industry:
Commercial Aerospace and Industrial Markets Overview

Mr. J. Landis Martin

October 2004

Disclaimer
This presentation contains forward-looking statements and actual results may differ materially from results anticipated in the forward-looking statements. These anticipated results and additional risk factors are described from time to time in the Company's filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ending December 31, 2003 and its quarterly reports on Form 10-Q.

Topics for Discussion
Global economic trends
Commercial aerospace markets
Industrial and consumer markets

Economics
U.S. Quarterly GDP - 2001 through Q2 2003 Percent Change from Previous Quarter [graph]
Source: U.s. Department of Commerce, Bureau of Economic Analysis, September 2004

Economics
Europe/Japan GDP - 2001 through Q2 2003
Percent Change from Previous Year or Quarter
[graph]
Source: Dresdner Bank, Economy & Markets, September 2004 and December 2003

Economics
U.S. Quarterly GDP - 2001 through Q2 2004 Percent Change from Previous Quarter [graph]
Source: U.s. Department of Commerce, Bureau of Economic Analysis, September 2004

Economics
Europe/Japan GDP - 2001 through Q2 2004
Percent Change from Previous Year or Quarter
[graph]
Source: Dresdner Bank, Economy & Markets, September 2004 and December 2003

Commercial Aerospace
Large Commercial Aircraft Delivery Forecast
[graph]
Source: The Airline Monitor, January/February 2003 and July 2003
Large Commercial Aircraft include Boeing and Airbus aircraft with specified seating capacity of 100 or more.

Commercial Aerospace
July Traffic
[graph] Source: ROM Associates

Commercial Aerospace
2004 Traffic Comparison
U.S. Low-Cost v. Legacy Airlines
[graph]
Source: Monthly Traffic Results Press Releases
Low-Cost Airlines include JetBlue, AirTran, Southwest and Frontier Airlines. Legacy Carries include American, United, Delta,
Northwest, Continental and US Airways

Commercial Aerospace
Large Commercial Aircraft Delivery Forecast
[graph]
Source: The Airline Monitor, July 2004, January/February 2004, July 2003 Large Commercial Aircraft include Boeing and Airbus aircraft with specified seating capacity of 100 or more.

Commercial Aerospace
Titanium Industry Mill Product Shipments
Commercial Aerospace
[graph]
Source: JTS Statistics, Public documents ad TIMET internal estimates based on the July 2004 The Airline Monitor forecast

Industrial
Increase in "Industrial" demand in 2004 v. 2002:
Power Generation
Desalination
Chemical Process
Heat transfer
Electrochemical
Consumer
Sporting Goods
Medical

Industrial
Titanium Industry Mill Product Shipments
Industrial/Consumer
[graph]
Source: JTS Statistics, Public documents and TIMET internal estimates

By Industry Consuming Sector
Titanium Industry Mill Product Shipments
[graph]
Emerging Markets: Architecture, Automotive, Oil & Gas, Armor/Armament
Source: JTS Statistics, U.S. Bureau of Mines and TIMET internal estimates

By Region
Titanium Industry Mill & Melted Product Shipments
[graph]
Source: JTS Statistics, Public documents, ITA database, CTS Statistics and TIMET internal estimates

[picture]
Thank you!